EXHIBIT 10.2 111132808 v10 AMENDMENT NO. 1 TO SENIOR SECURED SUPERPRIORITY DEBTOR-IN-POSSESSION CREDIT AGREEMENT This AMENDMENT NO. 1, dated as of December 1, 2015 (this "Amendment"), to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, dated as of July 27, 2015, among (a) GT Advanced Technologies Inc., a Delaware corporation, as a debtor and debtor-in- possession (the “Borrower”), (b) certain Subsidiaries of Borrower, each as a debtor and debtor- possession, as Guarantors party thereto, (c) the lenders party from time to time thereto (collectively, the "Lenders" and individually, a “Lender”), and (d) Cantor Fitzgerald Securities, as administrative agent (in such capacity, the "Administrative Agent") and as collateral agent for the Lenders (in such capacity, the “Collateral Agent” and together with the Administrative Agent, collectively, the “Agent”) (as in effect prior to the effectiveness of this Amendment, the "Existing DIP Credit Agreement"; the DIP Credit Agreement, as amended by this Amendment, is referred to herein as the "DIP Credit Agreement"), is by and among the Borrower, the Guarantors, the Required Lenders and the Agent. Unless otherwise defined herein, capitalized terms used herein shall have the meanings provided in the DIP Credit Agreement. WHEREAS, Borrower has requested that the Lenders consent to the settlement contemplated in that certain Amended Terms of Resolutions of Apple Claims and Mesa Lease Issues, dated as of November 26, 2015, by and among Apple Inc., Platypus Development LLC and the Debtors (other than the Hong Kong Debtor) (the “Apple Settlement Amendment”); and WHEREAS, Borrower, the Guarantors, the Required Lenders and the Agent desire to amend certain provisions of the DIP Credit Agreement as provided more fully herein, subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the mutual agreements contained in the DIP Credit Agreement and herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows: Section 1 Consents Effective upon the First Amendment Effective Date and the satisfaction of the conditions set forth in Section 5 hereof, and notwithstanding any provision to the contrary contained in the DIP Credit Agreement, the Required Lenders hereby (i) consent to the Borrower entering into the Apple Settlement Amendment, and (ii) agree to waive any Default or Event of Default that may occur as a result of the Debtors’ entering into, and performance under, the Apple Settlement Amendment. Section 2 Amendments to the DIP Credit Agreement. 2.01 Section 1.1 of the DIP Credit Agreement is hereby amended by adding the following definitions, in appropriate alphabetical order: “Apple Settlement Amendment” shall have the meaning assigned to such term in the First Amendment.

2 111132808 v10 “Certain Net Cash Proceeds” shall have the meaning assigned to such term in Section 7.11(a). “DIP Amendment Order” has the meaning assigned to such term in the First Amendment. “DIP Lender Group” means the Lenders that are represented by Akin Gump Strauss Hauer & Feld LLP. If requested by the Administrative Agent, the Collateral Agent or the Borrower, Akin Gump Strauss Hauer & Feld LLP shall identify the Lenders that comprise the DIP Lender Group at any given time. “Excess Furnaces” shall have the meaning assigned to such term in the Apple Settlement Amendment. “First Amendment” means that certain Amendment No. 1, dated as of December 1, 2015, to the Senior Secured Superpriority Debtor-in-Possession Credit Agreement, by and among the Borrower, the Guarantors, lenders party thereto and the Agent. “First Amendment Effective Date” shall have the meaning assigned to such term in the First Amendment. “Majority DIP Lender Group” shall have the meaning assigned to such term in the First Amendment. “Retained Furnaces” shall have the meaning assigned to such term in the Apple Settlement Amendment. “Sale Auction” shall have the meaning assigned to such term in the Apple Settlement Amendment, including, without limitation, the auction of Tenant’s Property pursuant to the online auction procedures approved by the Bankruptcy Court [Docket No. 1671] “Sold Furnaces” shall have the meaning assigned to such term in the Apple Settlement Amendment. “Tenant’s Property” shall have the meaning assigned to such term in Apple Settlement Agreement. 2.02 The following definitions in Section 1.1 of the DIP Credit Agreement are hereby amended and restated in their entirety as follows: “Apple Repayment Amount” shall mean the amount of the Net Proceeds (as defined in the Apple Settlement Amendment) from the sale or disposition of any ASF Furnace, or proceeds from scrapping any ASF Furnace, net of costs of such scrapping, that shall be distributed to, or retained by, Apple Inc. and certain of its affiliates pursuant to and as required by the terms of the Apple Settlement Amendment.

3 111132808 v10 “Apple Settlement Agreement” shall mean the Amended and Restated Adequate Protection and Settlement Agreement, dated as of December 15, 2014, by and among Apple Inc., Platypus Development LLC, GTAT Corporation, GT Advanced Technologies, Inc., GT Advanced Equipment Holding LLC, GT Equipment Holdings, Inc., Lindbergh Acquisition Corp., GT Sapphire Systems Holding LLC, GT Advanced Cz LLC, GT Sapphire Systems Group LLC and GT Advanced Technologies Limited, as amended by the Apple Settlement Amendment, as in effect on the First Amendment Effective Date and giving effect to any other amendments in accordance with the terms of this Agreement. “Approved Budget” has the meaning set forth in Section 4.01(d). “Intercompany Agreement” shall mean, collectively, the Intercompany Settlement Agreement, dated July 20, 2015, by and among GTAT Corporation, GT Advanced Technologies Limited, and GT Advanced Equipment Holding LLC, as amended by the First Amendment and Limited Waiver to Intercompany Settlement Agreement in the form filed with the Bankruptcy Court on November 30, 2015 [Docket No. 2646], and each other agreement or document entered into pursuant to such Intercompany Settlement Agreement, including all exhibits thereto. “Net Cash Proceeds” means: (a) 100% of Certain Net Cash Proceeds or, in connection with any Disposition (other than (x) Dispositions pursuant to Sections 7.05(a), (b), (c), (d), (e), (h), (j), (k), (l), (n), (o), (p) or (q) and (y) Dispositions of all or substantially all of the assets of Subsidiaries of the Borrower pursuant to Sections 7.04(b)), 100% of the cash proceeds (without duplication of any Certain Net Cash Proceeds), in each case, received by any Loan Party or any of its Subsidiaries after the date of the execution of the Commitment Letter, whether from a single transaction or a series of related transactions, net of the sum of (i) the principal amount of any Indebtedness that is secured by the applicable asset and that is required to be repaid in connection with such transaction (other than Indebtedness under the Loan Documents), together with any applicable premium, penalty, interest and breakage costs, (ii) the reasonable and customary out-of-pocket expenses incurred or, reasonably estimated at the time of such Disposition or other transaction resulting in Certain Net Cash Proceeds (“Other Transactions”), by such Loan Party or such Subsidiary in connection with such transaction to the extent paid to a Person that is not a Loan Party; provided that such expenses are disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b); provided further that, if the amount of any estimated expenses pursuant to this subclause (ii) exceeds the amount of expenses actually required to be paid in cash in respect of such Disposition or Other Transaction, the aggregate amount of such excess shall constitute Net Cash Proceeds, (iii) taxes paid or, reasonably estimated at the time of such Disposition or Other Transaction to be payable, in connection with such Disposition or Other Transaction within two years of the date of the relevant Disposition or Other Transaction (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), provided that such taxes are disclosed to the Advisors to Lenders and

4 111132808 v10 those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b), provided further that, if the amount of any estimated taxes pursuant to this subclause (iii) exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition or Other Transaction, the aggregate amount of such excess shall constitute Net Cash Proceeds, and (iv) amounts provided as a reserve, in accordance with GAAP, against any liabilities under any indemnification obligations or purchase price adjustment associated with such Disposition or Other Transaction (provided that, to the extent and at the time any such amounts are released from such reserve, such amounts shall constitute Net Cash Proceeds); provided, that no such net cash proceeds received pursuant to this clause (a) (excluding Certain Net Cash Proceeds) shall constitute Net Cash Proceeds unless the aggregate amount of all such net cash proceeds shall exceed (x) to the extent received after the Closing Date, $12,500,000 in the aggregate, in which case, such excess shall constitute Net Cash Proceeds and (y) to the extent received between the execution of the Commitment Letter and the Closing Date, $5,000,000 in the aggregate, in which case, such excess shall constitute Net Cash Proceeds; provided further that, for the avoidance of doubt, proceeds from any Disposition permitted to be retained by the Hong Kong Debtor pursuant to the Intercompany Agreement shall not constitute Net Cash Proceeds. (b) in connection with any Disposition permitted under Section 7.05(e) (or to the extent applicable, with respect to Dispositions of ASF Furnaces, clauses (ii) and (iii) of the proviso to Section 7.05), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, whether from a single transaction or a series of related transactions, and, with respect to Retained Furnaces, net of the sum of fees and expenses related to shipping and installation (to the extent payable to a Subsidiary of the Borrower that is not a Loan Party so long as such fees and expenses shall be incurred in the ordinary course of business and pursuant to arm’s length transactions) incurred, or reasonably estimated at the time of such Disposition to be incurred, in connection with the Disposition of such sold furnaces (other than, for the avoidance of doubt, Mesa wind- down and crating costs); provided that any estimated expenses shall not exceed $26,000 per sold ASF Furnace (except to the extent actually incurred) and all such fees and expenses related to shipping and installation incurred or estimated to be incurred, in each case, as of the date of such Disposition shall be disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b); provided further that, if the amount of any estimated expenses pursuant to this clause (b) exceeds the amount of expenses actually required to be paid in cash in respect of such Disposition, the aggregate amount of such excess shall constitute Net Cash Proceeds; provided further that, for the avoidance of doubt, proceeds from the Disposition of ASF Furnace permitted to be retained by the Hong Kong Debtor pursuant to the Intercompany Agreement shall not constitute Net Cash Proceeds. (c) in connection with the incurrence, issuance or sale of any Indebtedness by any Loan Party or any of its Subsidiaries (other than all Indebtedness permitted to be incurred under Section 7.02), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection

5 111132808 v10 with such transaction, to the extent paid or payable to non-Affiliates; including (i) underwriting discounts and commissions, (ii) taxes, (iii) reasonable and customary out- of-pocket costs and expenses, in each case, incurred by such Loan Party or such Subsidiary in connection therewith. (d) in connection with any issuance or sale of Equity Interests (other than issuance or sales to any officer, employee or director of the Borrower or its Subsidiaries), 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such transaction, to the extent paid or payable to non-Affiliates, including (i) reasonable out-of-pocket attorney’s fees, investment banking fees, accountants’ fees, underwriting discounts, (ii) commissions and (iii) other reasonable and customary out-of-pocket costs and expenses actually incurred by such Loan Party or such Subsidiary in connection therewith. (e) in connection with any Casualty Event, 100% of the cash insurance proceeds received after the execution of the Commitment Letter by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such Casualty Event, including (i) all reasonable out-of-pocket costs and expenses incurred in connection with the collection of such proceeds, awards or other compensation and (ii) taxes paid or reasonably estimated at the time of such Casualty Event to be payable within two years of the date of the relevant Casualty Event as a result of any gain recognized in connection with such Casualty Event (including taxes imposed on the distribution or repatriation of any such Net Cash Proceeds), provided that such taxes are promptly disclosed to the Advisors to Lenders and those Lenders willing to receive such information on a confidential basis without any cleansing requirement on or prior to the applicable prepayment of the Loans pursuant to Section 2.05(b); provided further that, if the amount of any estimated taxes pursuant to this subclause (ii) exceeds the amount of taxes actually required to be paid in cash in respect of such Casualty Event, the aggregate amount of such excess shall constitute Net Cash Proceeds. Notwithstanding anything to the contrary in this clause (e), any such portion of the insurance proceeds that are intended to be applied (and are actually applied) to remediate or repair the ASF Furnaces damaged by the May 26, 2015 fire at the Debtor’s Mesa Facility shall not be deemed Net Cash Proceeds for purposes of Section 2.05(b) shall not be deemed Net Cash Proceeds for purposes of Section 2.05(b). (f) in connection with any Extraordinary Receipts, 100% of the cash proceeds received by any Loan Party or any of its Subsidiaries, net of any reasonable costs incurred in connection with such Extraordinary Receipt, including all reasonable out-of-pocket costs and expenses incurred in connection with the collection of such proceeds. “Required Lenders” means, as of any date of determination, Lenders holding more than 50% of the aggregate amount of the Loans and Commitments under the Facility on such date. 2.03 The definitions of “Apple Claim”, “Apple Reduced Repayment Amount” and “Apple Security Interest” in Section 1.1 of the DIP Credit Agreement are hereby deleted in

6 111132808 v10 their entirety. 2.04 Section 2.05(b)(ii) of the DIP Credit Agreement is hereby amended and restated in its entirety as follows: “(ii) (x) Within three (3) Business Days of receipt by any Loan Party and/or any of its Subsidiaries of any Net Cash Proceeds described in clause (b) of the definition of Net Cash Proceeds (other than in connection with the scrapping of any ASF Furnaces), the Borrower shall apply or cause to be applied, payments in an amount equal to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in the following order: first, in an amount equal to the applicable Apple Repayment Amount, and second, with respect to 20% of any remaining Net Cash Proceeds (x) retained by the Loan Parties pursuant to the Intercompany Agreement, if the Intercompany Agreement is applicable to such Net Cash Proceeds or (y) received by the Loan Parties, if the Intercompany Agreement is not applicable to such Net Cash Proceeds (in each case, after giving effect to the “first” clause), to prepay the Loans, and (y) within three (3) Business Days of receipt by any Loan Party and/or any of its Subsidiaries of any Net Cash Proceeds described in clause (b) of the definition of Net Cash Proceeds with respect to the scrapping of any Retained Furnaces and any Excess Furnaces, the Borrower shall apply or cause to be applied, payments in an amount equal to the Net Cash Proceeds received by the Borrower or any of its Subsidiaries in the following order: first, in an amount equal to the applicable Apple Repayment Amount (solely to the extent applicable), and second, with respect to 100% of any remaining Net Cash Proceeds (x) retained by the Loan Parties pursuant to the Intercompany Agreement, if the Intercompany Agreement is applicable to such Net Cash Proceeds or (y) received by the Loan Parties, if the Intercompany Agreement is not applicable to such Net Cash Proceeds (in each case, after giving effect to the “first” clause), to prepay the Loans, 2.05 Section 6.07 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows: “6.07 Maintenance of Insurance. (a) Maintain with financially sound and reputable insurance companies not Affiliates of Borrower, in such amounts, with such deductibles and covering such risks as are customarily (as determined in good faith by a Responsible Officer of Borrower) carried by companies engaged in similar businesses and owning similar properties in localities where Borrower or the applicable Subsidiary operates; provided that the Borrower is not required to comply with this clause (a) in connection with any Sold Furnaces (prior to the sale or other disposition thereof) or any Excess Furnaces, and (b) use best efforts to file or assert an insurance claim for any potential loss, damage or repair necessary for the ASF Furnaces as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility prior to any applicable bar date or deadline under the relevant insurance policies or applicable Law, as such dates may be extended.” 2.06 Section 6.17 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows:

7 111132808 v10 “6.17 Milestones. Comply with the following milestones (unless extended or waived by the Required Lenders): (a) On or prior to December 21, 2015, the Debtors shall have filed a plan of reorganization contemplating a repayment in full in cash of the Facility upon the consummation of such plan of reorganization (the “Acceptable Plan”) and the disclosure statement with respect to the Acceptable Plan (the “Disclosure Statement” and together with the Acceptable Plan, the “Chapter 11 Plan”); (b) On or prior to January 22, 2016, the Bankruptcy Court shall have entered an order approving the Disclosure Statement; (c) On or prior to February 22, 2016, the Bankruptcy Court shall have entered an order confirming the Chapter 11 Plan; and (d) On or prior to March 7, 2016, the Effective Date of the Chapter 11 Plan shall have occurred.” 2.07 Section 7.05 of the DIP Credit Agreement is hereby amended and restated in its entirety as follows: “7.05 Dispositions. Make any Disposition or enter into any agreement to make any Disposition, except: (a) Dispositions of damaged, obsolete or worn out property, whether now owned or hereafter acquired, in the ordinary course of business; (b) Dispositions of inventory in the ordinary course of business; (c) (i) Dispositions of property by (x) any Loan Party to Borrower or any Domestic Subsidiary that is a Loan Party or (y) any Subsidiary that is not a Loan Party to any other Subsidiary that is not a Loan Party or to any Loan Party, provided that any Hong Kong Subsidiary shall not make any Dispositions to any non-Loan Party or any Guarantor that is not a Domestic Subsidiary pursuant to this clause (x), and (ii) Dispositions of furnace components by any Chinese Subsidiary to any Hong Kong Subsidiary in the ordinary course of business, consistent with past practices and on fair and reasonable terms as favorable to such Hong Kong Subsidiary as would be obtainable by such Hong Kong Subsidiary in an arm’s length transaction with a Person other than an Affiliate; (d) Dispositions permitted by Section 7.04; (e) Dispositions of ASF Furnaces pursuant to the Apple Settlement Agreement (including the scrapping of any Retained Furnaces), provided, except with respect to Dispositions of Excess Furnaces, 100% of the purchase price for such Dispositions paid to Borrower or such Subsidiary shall be in cash, and, to the extent applicable, the intercompany payment obligations arising in connection with such

8 111132808 v10 dispositions of ASF Furnaces pursuant to the terms of the Intercompany Agreement shall be satisfied pursuant to the terms thereof; (f) Disposition of assets (other than the ASF Furnaces) located at the Debtors’ Mesa Facility, provided that except with respect to the disposition of Tenant’s Property that is either (x) not sold in the Sale Auction as further addressed in Section 7.05(o) or (y) abandoned pursuant to clause (iii) of the proviso to this Section 7.05, 100% of the purchase price for such Disposition shall be in cash; (g) Disposition of advance sapphire materials group and Hyperion business, provided that 100% of the purchase price for such Disposition shall be in cash; (h) intercompany Dispositions contemplated in the Intercompany Agreement; (i) Dispositions by Borrower and its Subsidiaries not otherwise permitted under this Section 7.05 not to exceed $2,000,000 in the aggregate; provided that (i) at the time of such Disposition, no Event of Default shall exist or would result from such Disposition and (ii) with respect any Disposition or a series of related Disposition, the purchase price for such asset shall be at least 75% in cash; (j) Dispositions of Cash Equivalents in the ordinary course of business; (k) the non-recourse sale or discount by the Borrower or any Subsidiary of overdue accounts receivable arising in the ordinary course of business in connection with the compromise or collection thereof; (l) leases, subleases and non-exclusive licensing or sublicensing in the ordinary course of business that do not (x) interfere in any material respect with the business of Borrower or any of the Subsidiaries or (y) secure any Indebtedness; (m) Involuntary Disposition of assets (to the extent not reimbursed or expected to be reimbursed by insurance where the carrier has not denied responsibility and which are not being contested in good faith or where such contest has been denied by a court of applicable jurisdiction) not to exceed $5,000,000 in the aggregate; (n) Reclamation Dispositions; (o) Abandonment to Apple Inc. and its Affiliates free and clear of all Liens of Tenant’s Property that is not removed from the Mesa Facility within 30 days from the effective date of the Apple Settlement Amendment; (p) Dispositions of tenant improvements to the Borrower’s (or its applicable Subsidiary’s) lease of the premises located in Salem, Massachusetts; (q) Dispositions consisting of Permitted Hong Kong Debtor Transfers; and

9 111132808 v10 (r) Dispositions of the Merlin business and the assets related thereto. provided, however, that (i) except with respect to any Disposition of Sold Furnaces, Excess Furnaces and Tenant’s Property, any Disposition pursuant to Section 7.05(a) through Section 7.05(g), Section 7.05(i), Section 7.05(j) and Section 7.05(r) shall be for fair market value, as determined in good faith by Borrower; (ii) dispositions of Sold Furnaces and any Tenant’s Property in or before the Sale Auction shall be permitted so long as members of the DIP Lender Group shall have received not less than 24 hours prior notice of the terms of any such sale or Dispositions, during which members of the DIP Lender Group that hold over 50% of the aggregate outstanding principal amount of the Loans held by all members of the DIP Lender Group (the “Majority DIP Lender Group”) may object to such sales or Dispositions and to the extent the Majority DIP Lender Group object to such sales or Dispositions, the matter shall be submitted to the Bankruptcy Court for resolution; and (iii) any Retained Furnaces and retained Tenant’s Property not sold in or before the Sale Auction may be disposed for cash, scrapped or abandoned at the option of the Borrower; provided that such Disposition, except to the extent disposed pursuant to Section 7.05(o) above, shall be subject to the consent of the Majority DIP Lender Group. Neither the Administrative Agent nor the Collateral Agent shall have any duty to monitor whether the DIP Lender Group has received notice as provided in this Section 7.05 or to determine whether the objecting members or consenting members of the DIP Lender Group constitute the Majority DIP Lender Group. 2.08 Section 7.10 of the DIP Credit Agreement shall be amended and restated in its entirety as follows: “7.10 Budget Variance. (a) Permit the aggregate amount of the actual (i) operating cash receipts, plus (ii) proceeds from the sale of non-ASF Furnace assets, plus (iii) proceeds from the sale of ASF Furnaces received by the Debtors in excess of $10,000,000 (but, in the case of this clause (iii), only up to an amount equal to the excess (if any) of $3,400,000 over the amount under clause (ii)) for the period starting from November 1, 2015 through January 31, 2016 to be less than $9,500,000, tested on February 5, 2016. 2.09 Clause (a) of Section 7.11 shall be amended and restated in its entirety as follows: “(a) The unrestricted cash and Cash Equivalents of the Borrower and its Subsidiaries (excluding, without duplication, (i) any cash collateral supporting the L/C Facility and restricted cash supporting other letters of credit, (ii) any cash and Cash Equivalents held by any Chinese Subsidiaries, (iii) any cash and Cash Equivalents held by any direct or indirect Subsidiary of the Borrower that is organized in Hong Kong not subject to a valid and perfected security interest securing the intercompany notes owed to GTAT Corporation as contemplated by the Intercompany Agreement, (iv) other than any cash and Cash Equivalents held by any direct or indirect Subsidiary of the Borrower that is organized in Hong Kong that is subject to a valid and perfected security interest

10 111132808 v10 securing the intercompany notes owed to GTAT Corporation as contemplated by the Intercompany Agreement, any cash and Cash Equivalents in excess of $500,000 that are not held in a deposit account or a securities account subject to a Deposit Account Control Agreement or a Securities Account Control Agreement, as applicable, (v) any proceeds from the sale or scrapping of Sold Furnaces, Excess Furnaces and Retained Furnaces, (vi) any proceeds from the sale or scrapping of Tenant’s Property, (vii) any IRS tax refund, (viii) any and all non-core asset sale proceeds pursuant to Section 7.05(f), (ix) extension fees and proceeds from amendments to materials contracts with third parties, including third party supply agreement with the Hong Kong Debtor; (x) any proceeds from the sale of the HiCz business and the assets related thereto, (xi) any insurance proceeds as a result of the May 26, 2015 fire at the Debtor’s Mesa Facility and (xii) proceeds from Dispositions pursuant to Section 7.05(r) (clauses (vi) through (xii), collectively, “Certain Net Cash Proceeds”)), to be less than an amount listed below (each, the “Minimum Cash Amount”) at any time during the period set forth below opposite to such amount. Minimum Cash Amount Applicable Period $36,300,000 December 1, 2015 through December 31, 2015 $25,600,000 January 1, 2016 through January 31, 2016 $23,700,000 February 1, 2016 through February 29, 2016 2.10 Section 7.17 shall be amended and restated in its entirety as follows: “7.17 Apple Settlement Agreement; ASF Furnace Sale; Maximum Cash. (a) [Reserved]; (b) [Reserved] (c) Permit any amendment or other modification (other than the Apple Settlement Amendment) to the Apple Settlement Agreement or the Apple Settlement Amendment in any manner adverse to the interests of the Lenders; provided that, for the avoidance of doubt, any amendment or modification to the Apple Settlement Agreement that further limits or restricts the terms or amount of any Priming Financing (as defined in the Apple Settlement Agreement) shall be adverse to the Lenders; (d) Permit any amendment or other modification to the Intercompany Agreement in any manner adverse to the interests of the Lenders or permit GTAT Corporation to assign or transfer the Intercompany Notes; (e) Permit Borrower or any of its Subsidiaries (other than any Chinese Subsidiary or any Subsidiary organized in Hong Kong) to have more than (x) $2,670,000 of restricted cash, other than cash collateral for the L/C Facility, and (y) $500,000 in the aggregate of other cash and Cash Equivalents on hand during any consecutive three (3) Business Day period, in each case, deposited in deposits accounts or securities accounts which are not subject to a Deposit Account Control Agreement or Securities Account

11 111132808 v10 Control Agreement in favor of the Administrative Agent; provided that the amount in clause (x) above shall be reduced to the extent any cash collateral securing letters of credit on the Closing Date (other than the letters of credit under the L/C Facility) is released in connection with a replacement letter of credit under the L/C Facility or otherwise expires; (f) Permit any direct or indirect Subsidiary of Borrower organized in the People’s Republic of China (such subsidiaries, the “Chinese Subsidiaries”; it being understood that the “Chinese Subsidiaries” shall not include any Subsidiary organized in Hong Kong or Taiwan) to have more than $3,000,000 of aggregate cash or Cash Equivalents on hand at any time; provided that the Chinese Subsidiaries may have more than $3,000,000 of aggregate cash and Cash Equivalents to the extent that (i) the Chinese Subsidiaries and the Loan Parties use commercially reasonable efforts to reduce such amount to less than $3,000,000 (subject to compliance with applicable Law) and (ii) such amount in excess of $3,000,000 was obtained by the Chinese Subsidiaries in the ordinary course of business; or (g) Permit any amendment or other modification to the L/C Facility in any manner adverse to the interests of the Lenders; or (h) [Reserved].” 2.11 Section 8.01(e)(iv) shall be amended and restated in its entirety as follows: “(iv) a default in the performance or observance of any obligation or condition and the exercise of material remedies shall occur under the Amended and Restated Facility Lease Agreement, effective as of December 14, 2015, by and between Platypus Development LLC and GTAT Corporation until such lease terminates in accordance with the Apple Settlement Amendment; or” 2.12 Section 8.01(n)(v) shall be amended and restated in its entirety as follows: “(v) an order of the Bankruptcy Court (or any other court of competent jurisdiction) shall be entered reversing, staying, vacating or modifying the Final DIP Order or the DIP Amendment Order, or any Debtor shall file a motion or other pleading or shall consent to a motion or other pleading filed by any other Person seeking the foregoing; or” 2.13 Section 8.01(o) shall be amended and restated in its entirety as follows: “(o) IRS Tax Refund. The Borrower fails to receive a tax refund from the IRS in an amount of at least $23,000,000 prior to January 15, 2016.” Section 3 Representations and Warranties. The Loan Parties hereby represent and warrant to the Lenders and the Administrative Agent as follows: 3.01 No Default. At and as of the date of this Amendment and both prior to and after giving effect to this Amendment, no Default or Event of Default has occurred and is

12 111132808 v10 continuing. 3.02 Representations and Warranties True and Correct. At and as of the date of this Amendment and giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents shall true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations or warranties that already are qualified or modified as to materiality or "Material Adverse Effect" in the text thereof, which representations and warranties shall be true and correct in all respects subject to such qualification) as of such earlier date). 3.03 Power, Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Amendment. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority or other Person (other than those that have been, or on the First Amendment Effective Date will be, duly obtained or made and that are, or on the First Amendment Effective Date will be, in full force and effect) is required for the due execution, delivery or performance by any Loan Party of this Amendment. The Amendment has been duly executed and delivered on behalf of each Loan Party. This Amendment constitutes, a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law). Section 4 Payment. (a) The Borrower and Guarantors hereby agree to pay, on or prior to the First Amendment Effective Date, a prepayment premium (the “First Amendment Prepayment Fee”) equal to 2% of the First Amendment Prepaid Principal Amount (as defined below); provided that half the First Amendment Prepayment Fee shall be paid upon the First Amendment Effective Date and the other half of the First Amendment Prepayment Fee shall be payable upon the earlier of (i) the Effective Date (as defined in that certain Plan Term Sheet dated as of November 28, 2015 in the form filed with the Bankruptcy Court on November 29, 2016 [Docket No. 2636] (the “Plan Term Sheet”)) and (ii) repayment in full in cash of the Facility. (b) The Borrower and Guarantors hereby agree to pay a fee in the amount of $2,400,000 (the “Lender Professionals Fees”), which fee shall reimburse all outstanding fees and expenses of Akin Gump Strauss Hauer & Feld LLP, PJT Partners and Drummond Woodsum LLP (collectively, the “Lender Professionals”) incurred in connection with the Chapter 11 Cases. For the avoidance of doubt, this amount is in addition to any amounts already owed (if any) under the Final DIP Order. $500,000 of the Lender Professionals

13 111132808 v10 Fees shall be payable upon the First Amendment Effective Date, and the remaining $1,900,000 shall be paid upon the effective date of a plan of reorganization. Section 5 Conditions. This Amendment shall become effective and be deemed effective as of the date when, and only when, all of the following conditions have been satisfied as determined in the Agent's and the Required Lenders' discretion (the date of such effectiveness being herein called the "First Amendment Effective Date"): (a) Amendment. The Agent shall have received this Amendment, duly executed by the Borrower, the Guarantors, the Required Lenders and the Administrative Agent; (b) Apple Settlement Amendment. (i) An order approving the Debtors’ entry into the Apple Settlement Amendment shall have been entered by the Bankruptcy Court, shall be in full force and effect and shall not be subject to any pending stay. (ii) The Apple Settlement Amendment shall have been consummated and shall be in full force and effect and shall not have been amended, modified, waived or terminated. (c) Intercompany Agreement Amendment. An order approving the Debtors’ entry into the First Amendment and Limited Waiver to Intercompany Settlement Agreement in the form filed with the Bankruptcy Court on November 30, 2015 [Docket No. 2646] shall have been entered by the Bankruptcy Court, shall be in full force and effect and shall not be subject to any pending stay. (d) DIP Amendment Order. An order authorizing the Loan Parties’ entry into this First Amendment and authorizing the Loan Parties to take such actions as required by this First Amendment (the “DIP Amendment Order”) shall have been entered by the Bankruptcy Court, shall be in full force and effect and shall not be subject to any pending stay. (e) Prepayment. The Borrower shall have prepaid, in immediately available funds, to the Administrative Agent, to be distributed pro rata to the Lenders, the outstanding Loans in an aggregate principal amount of $45,000,000 (the “First Amendment Prepaid Principal Amount”); and the Borrower shall have paid, in immediately available funds, to the Administrative Agent, to be distributed pro rata to the Lenders, half of the First Amendment Prepayment Fee. (f) Other Fees and Expenses. (i) The Borrower and Guarantor shall have paid to the Lenders $500,000 of the Lender Professionals Fees. (ii) The Agent and the Lenders shall have been paid all fees, costs and expenses then payable on or before the First Amendment Effective Date pursuant to Section 11.04(a) of the DIP Credit Agreement and paragraph 30 of the Final DIP Order.

14 111132808 v10 Section 6 Miscellaneous. 6.01 Continuing Effect. Except as specifically provided herein, the DIP Credit Agreement and the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects. 6.02 No Waiver. This Amendment shall be effective only in this specific instance for the specific purpose set forth herein. Except as otherwise expressly provided herein, the DIP Credit Agreement and the other Loan Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as an amendment or waiver of any right, power or remedy of the Agent or the Lenders under the DIP Credit Agreement or any other Loan Document, nor constitute an amendment or waiver of any provision of the DIP Credit Agreement or any other Loan Document, nor constitute a waiver of, or consent to, any Default or Event of Default now existing or hereafter arising under the DIP Credit Agreement or any other Loan Document and the Agent and the Lenders expressly reserve all of their rights and remedies under the DIP Credit Agreement and the other Loan Documents, under applicable law or otherwise. 6.03 Loan Document. This Amendment is a Loan Document under and as defined in the DIP Credit Agreement. 6.04 Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW) THEREOF, EXCEPT AS GOVERNED BY THE BANKRUPTCY CODE. 6.05 Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or other electronic imaging means shall be effective as delivery of a manually executed counterpart of this Amendment. 6.06 Headings. Headings and numbers have been set forth herein for convenience only. Unless the contrary is compelled by the context, everything contained in each Section applies equally to this entire Amendment. 6.07 Binding Effect; Assignment. This Amendment shall be binding upon and inure to the benefit of the Loan Parties, the Administrative Agent and the Lenders and their respective successors and assigns in accordance with the terms of the DIP Credit Agreement. 6.08 Integration. This Amendment, including the DIP Credit Agreement, and the other Loan Documents incorporate all negotiations of the parties hereto with respect to the subject matter hereof and thereof and are the final expression and agreement of the parties hereto

15 111132808 v10 and thereto with respect to the subject matter hereof and thereof. This Amendment, including the DIP Credit Agreement, and the other Loan Documents represent the agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any party hereto or thereto relative to the subject matter hereof or thereof not expressly set forth or referred to herein or therein. 6.09 Guarantor Acknowledgment. Each of the undersigned Guarantors hereby acknowledges and agrees to the terms of this Amendment and confirms that the Guaranty and any other Loan Document to which such Guarantor is a party remains in full force and effect after giving effect to this Amendment and continues to be the valid and binding obligation of the undersigned, enforceable against the undersigned in accordance with its terms. 6.10 Reaffirmation; Ratification. Each of Loan Parties hereby reaffirms its obligations under each Loan Document to which it is a party. Each Loan Party hereby further ratifies and reaffirms the validity and enforceability of all of the Liens and security interests heretofore granted, pursuant to and in connection with the Collateral Documents or any other Loan Document as collateral security for the obligations under the Loan Documents in accordance with their respective terms, and acknowledges that all of such Liens and security interests, and all Collateral heretofore pledged as security for such obligations, continue to be and remain collateral for such obligations from and after the date hereof. 6.11 Expenses. The Borrowers will pay all fees, costs and expenses pursuant to Section 11.04 of the DIP Credit Agreement. 6.12 Instruction to Administrative Agent and Collateral Agent. Each of the Lenders signatory hereto (constituting Required Lenders, and for the purposes of Section 2.08 hereof, constituting Lenders holding more than 60% of the aggregate amount of Loans and Commitments under the Facility on the date hereof) directs the Administrative Agent and the Collateral Agent to execute this Amendment and authorize the Administrative Agent and the Collateral Agent to take action as agent on its behalf and to exercise such powers and discretion under the DIP Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent and the Collateral Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto. The Borrower and Lenders agree that the indemnifications provided in Section 11.04 of the Credit Agreement apply to the foregoing instruction and the execution of this Amendment. [Remainder of page intentionally left blank.]

[Signature Page to DIP Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written. BORROWER: GT ADVANCED TECHNOLOGIES INC. By: /s/Hoil Kim Name: Hoil Kim Title: Vice President, Chief Administrative Officer, General Counsel and Secretary

[Signature Page to DIP Amendment] GUARANTORS: GTAT CORPORATION /s/Hoil Kim Hoil Kim Vice President, Chief Administrative Officer, General Counsel and Secretary GT ADVANCED EQUIPMENT HOLDING LLC /s/Michele Rayos Michele Rayos Treasurer GT EQUIPMENT HOLDINGS, INC. /s/Hoil Kim Hoil Kim Vice President and Secretary LINDBERGH ACQUISITION CORP. /s/ Hoil Kim Hoil Kim Vice President, General Counsel and Secretary

[Signature Page to DIP Amendment] GUARANTORS: GT SAPPHIRE SYSTEMS HOLDING LLC /s/Hoil Kim Hoil Kim Vice President, General Counsel and Secretary GT ADVANCED CZ LLC /s/Hoil Kim Hoil Kim Vice President, General Counsel and Secretary GT SAPPHIRE SYSTEMS GROUP LLC /s/Hoil Kim Hoil Kim Vice President, General Counsel and Secretary GT ADVANCED TECHNOLOGIES LUXEMBOURG S.À R.L. /s/Hoil Kim Hoil Kim Manager GTAT IP HOLDINGS LLC /s/Hoil Kim Hoil Kim Vice President, General Counsel and Secretary

[Signature Page to DIP Amendment] ADMINISTRATIVE AGENT: CANTOR FITZGERALD SECURITIES, as Administrative Agent By: /s/James Bond Name: James Bond Title: Chief Operating Officer COLLATERAL AGENT: CANTOR FITZGERALD SECURITIES, as Collateral Agent By: /s/James Bond Name: James Bond Title: Chief Operating Officer

[Signature Page to DIP Amendment] LENDER: WBOX 2014-3 LTD. By: /s/Mark Strefling Name: Mark Strefling Title: General Counsel and Chief Operating Officer

[Signature Page to DIP Amendment] LENDER: ARISTEIA CAPITAL L.L.C. by Aristeia Capital, L.L.C., its Investment Manager By: /s/William R. Techou Name: William R. Techou Title: Manager By: /s/Robert H. Lynch, Jr. Name: Robert H. Lynch Jr. Title: Manager COMPASS ESMA, L.P. . by Aristeia Capital, L.L.C., its Investment Manager By: /s/William R. Techou Name: William R. Techou Title: Manager By: /s/Robert Lynch Name: Robert Lynch Title: Manager COMPASS TSMA, L.P. . by Aristeia Capital, L.L.C., its Investment Manager By: /s/William R. Techou Name: William R. Techou Title: Manager By: /s/Robert Lynch Name: Robert Lynch Title: Manager

[Signature Page to DIP Amendment] LENDER: QPB HOLDINGS LTD. By: /s/Thomas O’Grady Name: Thomas O’Grady Title: Attorney-in-Fact

[Signature Page to DIP Amendment] LENDER: WFF CAYMAN II LTD. By Wolverine Asset Management, LLC, its investment advisor By: /s/Ken Nadel Name: Ken Nadel Title: Chief Operating Officer

[Signature Page to DIP Amendment] LENDER: JEFFERIES LEVERAGED CREDIT PRODUCTS, LLC By: /s/William P. McLaughlin Name: William P. McLaughlin Title: SVP

[Signature Page to DIP Amendment] LENDER: PINE RIVER DEERWOOD FUND LTD. By: Pine River Capital Management L.P., its Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer PINE RIVER FIXED INCOME MASTER FUND LTD. By: Pine River Capital Management L.P., its Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer PINE RIVER CONVERTIBLES MASTER FUND LTD. By: Pine River Capital Management L.P., its Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer PINE RIVER MASTER FUND LTD. By: Pine River Capital Management L.P., its Investment Manager By: /s/Jeff Stolt Name: Jeff Stolt Title: Chief Financial Officer

[Signature Page to DIP Amendment] LENDER: AQR FUNDS – AQR DIVERSIFIED ARBITRAGE By: /s/Brad Asness Name: Brad Assness Title: Vice President HARE & CO. o/b/o Advanced Series Trust – AST Academic Strategies Asset Allocation Portfolio By: AQR Capital Management, LLC, as Investment Manager, solely o/b/o its Diversified Arbitrage Investment Sleeve By: /s/Bradley D. Asness Name: Bradley D. Asness Title: Principal & Chief Legal Officer

[Signature Page to DIP Amendment] LENDER: NEW GENERATION LIMITED PARTNERSHIP By: /s/Baily Dent Name: Baily Dent Title: Partner NEW GENERATION TURNAROUND FUND (BERMUDA) LP By: /s/Baily Dent Name: Baily Dent Title: Partner BRANDYTRUST MULTI-STRATEGY NGA LLC By: /s/Baily Dent Name: Baily Dent Title: Partner SCIENS GROUP ALTERNATIVE STRATEGIES PCC LIMITED acting in respect of its Olive Zeta Cell By: /s/Baily Dent Name: Baily Dent Title: Partner P NEW GENERATION TURNAROUND IE a fund of Permal Managed Account Platform ICAV (f/k/a PERMAL NEW GENERATION TURNAROUND FUND LTD) By: /s/Baily Dent Name: Baily Dent Title: Partner

[Signature Page to DIP Credit Agreement] LENDER: LATIGO ULTRA MASTER FUND, LTD LATIGO ADVISORS MASTER FUND, LTD CROWN MANAGED ACCOUNTS SPC acting for and on behalf of Crown/Latigo Segregated portfolio By: Latigo Partners LP By: /s/Scott McCabe Name: Scott McCabe Title: Authorized Signatory LATIGO PARTNERS MA2, L.P. By: Latigo GP LLC By: /s/Scott McCabe Name: Scott McCabe Title: Authorized Signatory